                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that I, Arnold B. Brousell, Vice President, Controller and Chief Accounting Officer, of MONY Life Insurance Company of America ("Corporation"), which Corporation:

     (i) has filed with the Securities and Exchange Commission ("SEC"), Washington, D.C., under the provisions of the Securities Act of 1933, as amended, and/or the Investment Company Act of 1940, as amended, Registration Statements numbered 33-20453, 333-59717, 333-72632, 333-92066 and 333-91776 on Form N-4; Registration Statements numbered 33-92570, and 333-56969 on Form S-6; Registration Statements numbered 333-72596 and 333-06071, 333-102233 and 333-104162 on Form N-6; and
           Registration Statement numbered 333-65423 on Form S-1 or such other forms as may be adopted by the SEC, for the registration under said Act(s) of certain variable annuity contracts, variable life policies and guaranteed interest account with market value adjustment securities to be issued by said Corporation;

     (ii) intends to file with the SEC under said Act(s) a Registration Statement(s), on SEC Form N-4, Form S-6 and Form S-1, or such other forms as may be adopted by the SEC, for the registration of a separate account(s) consisting of contributions under certain variable annuity contracts and variable life policies issued by said Corporation, as a unit investment trust which shall invest in shares of MONY Series Fund, Inc., Enterprise Accumulation Trust or such other mutual funds as may be permitted for investment by variable accounts, and Form S-1 for registration of guaranteed interest account with market value adjustment securities issued by the Corporation; and

     (iii) intends to file one or more amendments to one or more of said Registration Statements;

hereby constitute and appoint ARTHUR D. WOODS, Vice President-Operations Counsel of said Corporation, HAROULA K. BALLAS, Counsel-Operations of said Corporation and DAVID S. WALDMAN, Secretary of said Corporation, any true and lawful attorneys-in-fact and agents, either of them to act with full power without the other, for me and in my name, place and stead, to sign any such amended and/or additional Registration Statements and any and all other amendments and other documents relating thereto, with power where appropriate to affix the corporate seal of said Corporation thereto and to attest said seal, and to file such Registration Statements and amendments with all exhibits thereto, any and all other information and documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done as fully as to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand this 29th day of April, 2003.

                                                /s/ Arnold B. Brousell
                                                -------------------------
                                                (Signature)

STATE OF NEW YORK       )
                        ) ss.;
COUNTY OF NEW YORK      )

On the 29th day of April, 2003 before me personally came Arnold B. Brousell to me known to be the person described in and who executed the foregoing instrument, and acknowledged that he executed same.

                                                /s/ Steven J. Koller
                                                -------------------------

[NOTARY SEAL OF STEVEN J. KOLLER]

                               POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS, that I, Arnold B. Brousell, Vice President, Controller and Chief Accounting Officer, of MONY Life Insurance Company ("Corporation"), which Corporation:

    (i) has filed with the Securities and Exchange Commission ("SEC"), Washington D.C., under the provisions of the Securities Act of 1933, as amended, and/or the Investment Company Act of 1940, as amended, Registration Statements numbered 33-19836, 33-37722 and 333-72259 on Form N-4, Registration Statements numbered 333-01581, 333-40554, 333-71417, 333-71677, 333-72590 and 333-72594 on
Form S-6, or such other forms as may be adopted by the SEC, for the registration under said Act(s) of certain variable annuity contracts and variable life policies to be issued by said Corporation;

    (ii) intends to file with the SEC under said Act(s) a Registration Statement(s), on SEC Form N-4 and Form S-6, or such other forms as may be adopted by the SEC, for the registration of a separate account(s) consisting of contributions under certain variable annuity contracts and variable life policies issued by said Corporation, as a unit investment trust which shall invest in shares of MONY Series Fund, Inc., Enterprise Accumulation Trust or such other mutual funds as may be permitted for investment by variable accounts, and Form S-1 for registration of guaranteed interest account with market value adjustment securities issued by the Corporation; and

    (iii) intends to file one or more amendments to one or more of said Registration Statements;

hereby constitute and appoint ARTHUR D. WOODS, Vice President-Operations Counsel of said Corporation, HAROULA K. BALLAS, Counsel-Operations of said Corporation and LEE M. SMITH, Vice President and Secretary of said Corporation, my true and lawful attorneys-in-fact and agents, either of them to act with full power without the other, for me and in my name, place and stead, to sign any such amended and/or additional Registration Statements and any and all other amendments and other documents relating thereto, with power where appropriate to affix the corporate seal of said Corporation thereto and to attest said seal, and to file such Registration Statements and amendments with all exhibits thereto, any and all other information and documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done as fully as to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof.


     IN WITNESS WHEREOF, I have hereunto set my hand this 29th day of April, 2003.

                                                /s/ Arnold B. Brousell
                                                -------------------------
                                                (Signature)

STATE OF NEW YORK       )
                        ) ss.;
COUNTY OF NEW YORK      )

On the 29th day of April, 2003 before me personally came Arnold B. Brousell to me known to be the person described in and who executed the foregoing instrument, and acknowledged that he executed same.

                                                /s/ Steven J. Koller
                                                -------------------------

[NOTARY SEAL OF STEVEN J. KOLLER]